UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04450

Franklin Templeton Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter December 31, 2017

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the two months ended December 31, 2017, the global economy generally expanded amid improved commodity prices, generally upbeat economic data, encouraging corporate earnings and the European Central Bank’s (ECB’s) extension of its monetary easing time frame. The ECB kept its benchmark interest rate unchanged, while the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% in December 2017 to 1.25%–1.50% amid signs of a growing US economy. In this environment, the J.P. Morgan 3 Month Global Cash Index posted a modest gain.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Currency Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Franklin Templeton Global Trust

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Global Currency Fund

As approved by the board of trustees, Templeton Global Currency Fund’s fiscal year-end was changed to December 31. This annual report covers the shortened fiscal year for the transitional two-month period between the Fund’s prior fiscal year-end, October 31, 2017 and December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks total return through investments that create exposure to global currencies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities and investments that create exposure to currencies of any country, including debt obligations of any maturity, money market instruments, cash deposits and derivative instruments. The Fund may invest without limitation across developed, emerging and frontier market currencies and invests at least 40% of its net assets in securities and other investments that create exposure to foreign currencies.

Performance Overview

For the two months under review, the Fund’s Class A shares had a -1.29% cumulative total return. In comparison, the Fund’s benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which tracks total returns of short-term euro-currency deposits, generated a +2.38% total return for the same period.1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The US dollar depreciated 0.39% relative to its major trading partners during the period.2 In particular, the US dollar lost 0.86% versus the Japanese yen and fell 3.31% versus the Philippine peso, while it lost 1.33% versus the British pound and fell 3.49% against the euro.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

During the period, the US Federal Reserve (Fed) raised the federal funds target rate 25 basis points to a range of 1.25% to 1.50%, at its December meeting. It also continued to unwind its nearly US$4.5 trillion balance sheet, allowing around US$6 billion in US Treasuries (USTs) and US$4 billion in mortgage-backed securities to roll-off each month as they mature. US President Donald Trump nominated Jerome Powell to be the next Fed chair. Powell is scheduled to replace Janet Yellen in February 2018. Overall, we continued to expect UST yields to rise with growing inflation pressures in an environment of economic resilience and an exceptionally strong US labor market.

In Europe, the euro strengthened against the US dollar during the period. We expected widening rate differentials between rising yields in the US and the low to negative yields in the eurozone to depreciate the euro against the US dollar. European Central Bank (ECB) President Mario Draghi continued to indicate that rates are not likely to be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in 2018. Additionally, we continued to see ongoing risks to the political cohesion across Europe as populist movements continued to influence the political discourse. In Germany, Angela Merkel’s efforts to form a coalition government were unfulfilled by the end of 2017, complicating the political mandates across Europe. The euro continued to be vulnerable to unresolved structural and political risks across Europe, in our view.

In Japan, Prime Minister Shinzo Abe’s political mandate remained strong after his political coalition maintained its supermajority in October elections. We expected Abe’s economic policies to continue as planned with his ongoing

1. Source: J.P. Morgan.

The index is unmanaged and includes reinvested distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Federal Reserve H.10 Report.

3. Source: FactSet.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 14.

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TEMPLETON GLOBAL CURRENCY FUND

political strength. The Bank of Japan (BOJ) continued with its QE program during the period as short-term yields in Japan remained negative. We expected the Japanese yen to weaken due to widening rate differentials with the US.

Across emerging markets, rate environments were generally different among individual countries, as Mexico and India saw rising yields in the 10-year range of their yield curves, while Indonesia and Colombia saw a modest decline. The Mexican peso and Argentine peso notably depreciated against the US dollar, while the South African rand and the euro appreciated. Overall, we continued to see a number of currencies that we believed were undervalued. On the whole, we continued to expect select currencies to appreciate over the medium term, particularly in countries with economic resilience and relatively higher, maintainable rate differentials.

Investment Strategy

For purposes of pursuing its investment goal, the Fund regularly uses various currency-related derivative instruments, principally currency and cross currency forward contracts, but it may also use currency and currency index futures contracts. The Fund generally maintains significant positions in currency-related derivative instruments to implement its currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The results of these transactions may represent a large component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, from time to time, including interest-rate and bond futures contracts and swap agreements (which may include credit default swaps and interest rate swaps). The Fund may use derivative instruments for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Manager’s Discussion

The Fund remained positioned in a number of specific local-currency emerging market positions, with notable exposures to the Mexican peso, Brazilian real, Colombian peso, Indonesian rupiah, Indian rupee, Ghanaian cedi and Thai baht. We continued to see resilient macroeconomic conditions across a number of emerging markets that we believe remained undervalued. Specific currencies remained poised to appreciate over the medium term, in our assessment, particularly in countries with economic resilience and relatively higher, maintainable rate differentials. We also continued to hold net-negative positions in the euro and Japanese yen based on our expectations for growing rate differentials from ongoing monetary accommodation by the ECB and BOJ and policy tightening from the Fed. The short positions in the euro and yen represent our directional views on the currencies as well as hedges against a broadly strengthening US dollar. The short euro position is also a hedge against eurosceptic political risks in Europe. We also continued to hold net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued leanings toward accommodative rate policy and as a partial hedge against broad-based emerging market currency risks.

Europe/Africa

Currency positioning in Europe detracted from absolute and relative performance. The Fund’s net-negative position in the euro, through the use of currency forward contracts, detracted from absolute return. On a relative basis, the Fund’s underweighted position in the euro detracted from relative performance as did its lack of exposure the British pound, Swedish krona and Danish krone. Currency positioning in Africa also detracted from absolute and relative performance. Exposure to the Ghanaian cedi detracted from absolute return, while overweighted exposure to the Ghanaian cedi detracted from relative return.

Asia Pacific

Currency positioning in Asia had a neutral effect on absolute performance but detracted from relative return during the period. The Fund’s net-negative positions in the Japanese yen

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TEMPLETON GLOBAL CURRENCY FUND

Currency Composition*

12/31/17

	% of Total Net Assets

Americas	149.1%

U.S. Dollar	109.3%

Mexican Peso	21.1%

Brazillian Real	13.5%

Colombian Peso	5.2%

Middle East & Africa	4.9%

Ghanaian Cedi	4.9%

Asia Pacific	(2.8%	)

Indian Rupee	12.4%

Indonesian Rupiah	9.9%

Thailand Baht	4.8%

Japanese Yen	(30.0%	)

Australia & New Zealand	(9.5%	)

Australian Dollar	(9.5%	)

Europe	(41.7%	)

Euro	(41.7%	)

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

and Australian dollar, through the use of currency forward contracts, detracted from absolute return. However, currency exposure to the Indian rupee contributed to absolute results. On a relative basis, the Fund’s underweighted positions in the Japanese yen and Australian dollar detracted from relative return. However, overweighted currency exposure to the Indian rupee contributed to relative results.

Americas

Currency positioning in the Americas detracted from absolute and relative performance during the period. The Fund’s exposure to the Mexican peso detracted from absolute return. On a relative basis, the Fund’s overweighted position in the Mexican peso detracted from relative return. Underweighted exposure to the Canadian dollar also detracted from relative results.

Thank you for your continued participation in Templeton Global Currency Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

Please note that although the Fund’s Statement of Investments on page 14 of this report indicates the Fund held 49.6% of its total investments in US dollar-denominated assets as of December 31, 2017, its net exposure to the US dollar as of that date was 109.9%. The difference is explained by the Fund’s holdings of currency forward contracts (please see Statement of Investments on page 14 of this report) calling for the purchase of various foreign currencies in exchange for US dollars at various future dates. The combination of US dollar denominated instruments with “long” currency forward contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

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TEMPLETON GLOBAL CURRENCY FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL CURRENCY FUND

Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
2-Month	-1.29%	-3.46%
1-Year	+0.47%	-1.78%
5-Year	-18.08%	-4.34%
10-Year	-5.04%	-0.74%

Advisor
2-Month	-1.21%	-1.21%
1-Year	+0.78%	+0.78%
5-Year	-16.94%	-3.64%
10-Year	-2.29%	-0.23%

	30-Day Standardized Yield[4]

Share Class	(with waiver)	(without waiver)

A	2.18%	0.87%

Advisor	2.49%	1.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON GLOBAL CURRENCY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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TEMPLETON GLOBAL CURRENCY FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–12/31/17)

Share Class	Net Investment Income
A	$0.3614
R6	$0.4079
Advisor	$0.3868

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	1.26%	1.56%
Advisor	1.01%	1.31%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s asset are largely invested in foreign currencies, and therefore involve potential for significant gain or loss from currency exchange rate fluctuations. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Investment in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 7/31/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

5. Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL CURRENCY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value[1]	Ending Account Value 12/31/17	Expenses Paid During Period 11/1/17–12/31/17[2,3]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[2,3]	Net Annualized Expense Ratio[3]
A	$1,000	$987.10	$1.81	$1,019.56	$5.70	1.09%
R6	$1,000	$986.80	$1.15	$1,021.58	$3.67	0.69%
Advisor	$1,000	$987.90	$1.40	$1,020.82	$4.43	0.84%

1. 11/1/17 for Actual; 7/1/17 for Hypothetical.

2. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. Non-recurring expenses are not annualized. For Actual expenses, the multiplier is 61/365 to reflect the number of days during the period.

3. Reflects expenses after fee waivers and expense reimbursements for actual expenses. For Hypothetical expenses ratios were 1.12%, 0.72% and 0.87% for Class A, Class R6 and Advisor Class, respectively. Does not include acquired fund fees and expenses.

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FRANKLIN TEMPLETON GLOBAL TRUST

Financial Highlights

Templeton Global Currency Fund

	Year Ended December 31, 2017[a]	Year Ended October 31,
		2017	2016	2015	2014	2013

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.00	$ 7.79	$ 7.98	$ 8.97	$ 9.41	$ 9.54

Income from investment operations[b]:
Net investment income (loss)[c]	0.04	0.26	(0.04)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gains (losses)	(0.14)	(0.05)	(0.15)	(0.92)	(0.37)	(0.07)

Total from investment operations	(0.10)	0.21	(0.19)	(0.99)	(0.44)	(0.13)

Less distributions from net investment income and net foreign currency gains	(0.36)	—	—	—	—	(—)[d]

Net asset value, end of year	$ 7.54	$ 8.00	$ 7.79	$ 7.98	$ 8.97	$ 9.41

Total return[e]	(1.29)%	2.70%	(2.38)%	(11.04)%	(4.68)%	(1.36)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.90%	1.55%	1.47%	1.20%	1.15%	1.07%

Expenses before waiver and payments by affiliates	1.90%	1.53%	1.47%	1.20%	1.15%	1.07% [g]

Expenses net of waiver and payments by affiliates and expense reduction	1.09%	1.15%	1.19%	1.14%	1.11%	1.07% [g]

Net investment income (loss)	2.74%	3.31%	(0.47)%	(0.86)%	(0.73)%	(0.61)%

Supplemental data

Net assets, end of year (000’s)	$33,237	$35,190	$47,290	$81,638	$173,792	$265,152

Portfolio turnover rate[h]	—%	—%	—%	—%	—%	—%

aFor the period November 1, 2017 to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hFor the period there were no sales of investments (other than short-term securities).

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FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Currency Fund (continued)

	Year Ended December 31, 2017[a]	Year Ended October 31, 2017[b]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.14	$ 8.08

Income from investment operations[c]:

Net investment income[d]	0.04	0.07

Net realized and unrealized gains (losses)	(0.14)	(0.01)

Total from investment operations	(0.10)	0.06

Less distributions from net investment income	(0.41)	—

Net asset value, end of year	$ 7.63	$ 8.14

Total return[e]	(1.32)%	0.74%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.73%	1.50%

Expenses before waiver and payments by affiliates	1.73%	1.48%

Expenses net of waiver and payments by affiliates and expense reduction	0.69%	0.67%

Net investment income	3.14%	3.79%

Supplemental data

Net assets, end of year (000’s)	$212	$212

Portfolio turnover rate[g]	—%	—%

aFor the period November 1, 2017 to December 31, 2017.

bFor the period August 1, 2017 (effective date) to October 31, 2017.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gFor the period there were no sales of investments (other than short-term securities).

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FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Currency Fund (continued)

	Year Ended December 31,	Year Ended October 31,

	2017[a]	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.13	$ 7.90	$ 8.07	$ 9.05	$ 9.47	$ 9.56

Income from investment operations[b]:

Net investment income (loss)[c]	0.04	0.29	(0.01)	(0.05)	(0.04)	(0.03)

Net realized and unrealized gains (losses)	(0.13)	(0.06)	(0.16)	(0.93)	(0.38)	(0.06)

Total from investment operations	(0.09)	0.23	(0.17)	(0.98)	(0.42)	(0.09)

Less distributions from net investment income and net foreign currency gains	(0.39)	—	—	—	—	(—)[d]

Net asset value, end of year	$ 7.65	$ 8.13	$ 7.90	$ 8.07	$ 9.05	$ 9.47

Total return[e]	(1.21)%	2.91%	(2.11)%	(10.83)%	(4.44)%	(0.94)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.65%	1.30%	1.20%	0.94%	0.87%	0.79%

Expenses before waiver and payments by affiliates	1.65%	1.28%	1.20%	0.94%	0.87%	0.79% [g]

Expenses net of waiver and payments by affiliates and expense reduction	0.84%	0.90%	0.92%	0.88%	0.83%	0.79% [g]

Net investment income (loss)	2.99%	3.56%	(0.20)%	(0.60)%	(0.45)%	(0.33)%

Supplemental data

Net assets, end of year (000’s)	$11,705	$12,772	$15,696	$25,629	$59,660	$104,673
Portfolio turnover rate[h]	—%	—%	—%	—%	—%	—%

aFor the period November 1, 2017 to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hFor the period there were no sales of investments (other than short-term securities).

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FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments, December 31, 2017

Templeton Global Currency Fund

	Principal Amount			Value

Foreign Government and Agency Securities (Cost $1,185,489) 2.6%
Government of Ghana, 24.50%, 4/22/19	4,910,000		GHS	$1,174,311

Short Term Investments 96.6%
Foreign Government and Agency Securities 47.4%
Colombian Tes Corto Plazo, Strip, 3/13/18	7,500,000,000		COP	2,487,394
Government of Ghana, 23.23%, 2/19/18	5,330,000		GHS	1,183,509
Government of Indonesia, senior note, FR66, 5.25%, 5/15/18	64,360,000,000		IDR	4,752,349
Government of Mexico, M, 4.75%, 6/14/18	200	[a]	MXN	1,005
Government of Thailand, senior bond, 5.125%, 3/13/18	75,700,000		THB	2,342,237
Letra Tesouro Nacional, Strip, 1/01/18	13,710	[b]	BRL	4,137,832
[c]Mexico Treasury Bill, 1/04/18 - 8/16/18	12,836,470	[d]	MXN	6,487,588

Total Foreign Government and Agency Securities (Cost $22,260,078)				21,391,914

	Shares
Money Market Funds (Cost $22,228,484) 49.2%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 0.89%	22,228,484			22,228,484

Total Investments (Cost $45,674,051) 99.2%				44,794,709
Other Assets, less Liabilities 0.8%				359,384

Net Assets 100.0%				$45,154,093

aPrincipal amount is stated in 100 Mexican Peso Units.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cThe security was issued on a discount basis with no stated coupon rate.

dPrincipal amount is stated in 10 Mexican Peso Units.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

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STATEMENT OF INVESTMENTS

Templeton Global Currency Fund (continued)

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	JPHQ	Sell	1,390,001	1,643,433		1/11/18	$—	$(25,658)
Australian Dollar	CITI	Sell	829,605	623,201		1/31/18	—	(24,061)
Brazilian Real	JPHQ	Buy	4,750,287	1,464,104		1/31/18	—	(34,965)
Euro	CITI	Sell	2,412,932	2,809,377		1/31/18	—	(91,620)
Japanese Yen	CITI	Buy	93,000,000	830,061		1/31/18	—	(3,394)
Japanese Yen	CITI	Buy	93,650,000	830,658		1/31/18	1,787	—
Japanese Yen	CITI	Sell	283,693,787	2,570,808		1/31/18	49,084	—
Mexican Peso	CITI	Buy	73,028,700	3,319,486	EUR	2/06/18	—	(306,415)
Euro	JPHQ	Sell	1,390,000	1,646,531		2/12/18	—	(25,724)
Australian Dollar	JPHQ	Sell	2,070,549	1,531,792		2/22/18	—	(83,517)
Indian Rupee	JPHQ	Buy	199,000,000	3,044,210		2/22/18	57,814	—
Euro	JPHQ	Sell	577,345	680,666		2/26/18	—	(14,448)
Australian Dollar	CITI	Sell	2,940,390	2,196,795		2/28/18	—	(97,054)
Japanese Yen	JPHQ	Sell	488,755,890	4,434,004		2/28/18	83,887	—
Euro	CITI	Sell	5,392,631	6,421,626		3/01/18	—	(72,237)
Japanese Yen	CITI	Sell	715,868,800	6,550,626		3/01/18	178,713	—
Indian Rupee	BOFA	Buy	185,000,000	2,839,383		3/08/18	40,219	—
Euro	JPHQ	Sell	1,389,999	1,649,220		3/12/18	—	(25,852)
Brazilian Real	CITI	Buy	3,168,000	820,046	EUR	4/03/18	—	(43,051)
Japanese Yen	JPHQ	Sell	317,900,000	2,837,190		7/12/18	—	(15,862)

Total Forward Exchange Contracts							$411,504	$(863,858)

Net unrealized appreciation (depreciation)								$(452,354)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 29.

See Note 8 regarding other derivative information.

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FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Global Currency Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$23,445,567
Cost - Non-controlled affiliates (Note 3f)	22,228,484
Value - Unaffiliated issuers	$22,566,225
Value - Non-controlled affiliates (Note 3f)	22,228,484
Foreign currency, at value (cost $16)	16
Receivables:
Investment securities sold	499,444
Capital shares sold	33,168
Interest	216,322
Affiliates	42,636
Deposits with brokers for:
OTC derivative contracts	280,000
Unrealized appreciation on OTC forward exchange contracts	411,504
Other assets	7
Total assets	46,277,806
Liabilities:
Payables:
Capital shares redeemed	142,576
Distribution fees	14,438
Transfer agent fees	20,662
Unrealized depreciation on OTC forward exchange contracts	863,858
Deferred tax	12,956
Accrued expenses and other liabilities	69,223
Total liabilities	1,123,713
Net assets, at value	$45,154,093
Net assets consist of:
Paid-in capital	$54,548,512
Undistributed net investment income	362,091
Net unrealized appreciation (depreciation)	(1,346,832)
Accumulated net realized gain (loss)	(8,409,678)
Net assets, at value	$45,154,093

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FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Templeton Global Currency Fund

Class A:
Net assets, at value	$33,236,989
Shares outstanding	4,407,054
Net asset value per share[a]	$7.54
Maximum offering price per share (net asset value per share ÷ 97.75%)	$7.71
Class R6:
Net assets, at value	$211,664
Shares outstanding	27,723
Net asset value and maximum offering price per share	$7.63
Advisor Class:
Net assets, at value	$11,705,440
Shares outstanding	1,530,511
Net asset value and maximum offering price per share	$7.65

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Operations

Templeton Global Currency Fund

	Year Ended December 31, 2017[a]	Year Ended October 31, 2017

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$ 30,533	$ 87,622
Interest: (net of foreign taxes)~
Unaffiliated issuers	271,457	2,332,079

Total investment income	301,990	2,419,701

Expenses:
Management fees (Note 3a)	51,273	353,028
Distribution fees: (Note 3c)
Class A	14,438	101,974
Transfer agent fees: (Note 3e)
Class A	10,185	99,095
Class R6	91	82
Advisor Class	3,670	32,657
Custodian fees (Note 4)	3,664	22,970
Reports to shareholders	12,059	24,816
Registration and filing fees	24,285	78,447
Professional fees	24,430	85,434
Trustees’ fees and expenses	—	1,031
Other	412	5,188

Total expenses	144,507	804,722
Expense reductions (Note 4)	—	(8,713)
Expenses waived/paid by affiliates (Note 3f and 3g)	(64,102)	(205,591)

Net expenses	80,405	590,418

Net investment income	221,585	1,829,283

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(11,143)	(915,885)
Foreign currency transactions	(15,672)	642,346
Forward Exchange Contracts	113,997	1,111,123

Net realized gain (loss)	87,182	837,584

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(176,590)	(500,677)
Translation of other assets and liabilities denominated in foreign currencies	2,161	(4,553)
Forward exchange contracts	(732,266)	(575,695)
Change in deferred taxes on unrealized appreciation	(3,318)	(9,638)

Net change in unrealized appreciation (depreciation)	(910,013)	(1,090,563)

Net realized and unrealized gain (loss)	(822,831)	(252,979)
Net increase (decrease) in net assets resulting from operations	$(601,246)	$ 1,576,304

~Foreign taxes withheld on interest	$ 9,980	$ 64,773

aFor the period November 1, 2017 to December 31, 2017.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Currency Fund

	Year Ended	Year Ended October 31,
	December 31, 2017[a]	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ 221,585	$ 1,829,283	$ (345,214)
Net realized gain (loss)	87,182	837,584	(4,256,200)
Net change in unrealized appreciation (depreciation)	(910,013)	(1,090,563)	1,710,520
Net increase (decrease) in net assets resulting from operations	(601,246)	1,576,304	(2,890,894)
Distributions to shareholders from:
Net investment income:
Class A	(1,554,807)	—	—
Class R6	(11,031)	—	—
Advisor Class	(593,373)	—	—
Total distributions to shareholders	(2,159,211)	—	—
Capital share transactions: (Note 2)
Class A	47,090	(13,283,941)	(32,091,151)
Class R6	13,659	211,282	—
Advisor Class	(319,846)	(3,315,998)	(9,298,772)
Total capital share transactions	(259,097)	(16,388,657)	(41,389,923)
Net increase (decrease) in net assets	(3,019,554)	(14,812,353)	(44,280,817)
Net assets:
Beginning of year	48,173,647	62,986,000	107,266,817
End of year	$45,154,093	$ 48,173,647	$ 62,986,000
Undistributed net investment income included in net assets:
End of year	$ 362,091	$ 1,817,347	$ —
Accumulated net investment loss included in net assets:
End of year	$ —	$ —	$ (1,032,715)

aFor the period November 1, 2017 to December 31, 2017.

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FRANKLIN TEMPLETON GLOBAL TRUST

Notes to Financial Statements

Templeton Global Currency Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Templeton Global Currency Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund’s fiscal year was changed to December 31. As a result, the Fund had a shortened fiscal year covering the transitional period between the Fund’s prior fiscal year end October 31, 2017 and December 31, 2017.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2017[a]

	Shares	Amount

Class A Shares:
Shares sold	58,218	$454,607
Shares issued in reinvestment of distributions	188,809	1,442,500
Shares redeemed	(236,878)	(1,850,017)

Net increase (decrease)	10,149	$47,090

Class R6 Shares:
Shares sold	1,449	$11,645
Shares issued in reinvestment of distributions	1,394	10,779
Shares redeemed	(1,141)	(8,765)

Net increase (decrease)	1,702	$13,659

Advisor Class Shares:
Shares sold	22,753	$181,359
Shares issued in reinvestment of distributions	68,884	533,848
Shares redeemed	(131,454)	(1,035,053)

Net increase (decrease)	(39,817)	$(319,846)
[a]For the period November 1, 2017 to December 31, 2017.

	Year Ended October 31,

	2017[a]		2016

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	265,802	$2,103,138	1,197,952	$9,298,741
Shares redeemed	(1,938,171)	(15,387,079)	(5,359,919)	(41,389,892)

Net increase (decrease)	(1,672,369)	$(13,283,941)	(4,161,967)	$(32,091,151)

Class R6 Shares:
Shares sold	26,023	$211,299
Shares redeemed	(2)	(17)

Net increase (decrease)	26,021	$211,282

Advisor Class Shares:
Shares sold	389,538	$3,137,232	714,338	$5,561,765
Shares redeemed	(806,558)	(6,453,230)	(1,904,266)	(14,860,537)

Net increase (decrease)	(417,020)	$(3,315,998)	(1,189,928)	$(9,298,772)

aFor the period August 1, 2017 (effective date) to October 31, 2017, for Class R6.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.600%	In excess of $500 million

For the year ended December 31, 2017 and October 31, 2017, the annualized gross effective investment management fee rate was 0.650% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.45% per year of its average daily net assets. The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the years ended December 31, 2017 and October 31, 2017:

	Year Ended December 31, 2017[a]	Year Ended October 31, 2017

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$115	$646
CDSC retained	$ —	$ 38

aFor the period November 1, 2017 to December 31, 2017.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the years ended December 31, 2017a and October 31, 2017, the Fund paid transfer agent fees of $13,946 and $131,834, respectively of which $4,912 and $53,887, respectively was retained by Investor Services.

aFor the period November 1, 2017 to December 31, 2017.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the years ended December 31, 2017 and October 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Year ended December 31, 2017[a]
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	24,353,375	495,168	(2,620,059)	22,228,484	$22,228,484	$30,533	$—	$—

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Year ended October 31, 2017
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	16,280,822	31,308,603	(23,236,050)	24,353,375	$24,353,375	$87,622	$ —	$ —

aFor the period November 1, 2017 to December 31, 2017.

g. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A and Advisor Class of the Fund do not exceed 0.90% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, effective November 1, 2017 Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%. Prior to this date Investor Services had voluntarily agreed to waive or limit its fees so that the class R6 transfer agent fees did not exceed 0.01%. Investor Services may discontinue this waiver in the future.

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FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the years ended December 31, 2017 and October 31, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration: 2018	$63,831
Capital loss carryforwards not subject to expiration:
Short term	6,882,894
Long term	1,462,951

Total capital loss carryforwards	$8,409,676

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

2017

Ordinary income	$2,158,951

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments	$45,310,346

Unrealized appreciation	$511,702
Unrealized depreciation	(1,479,693)

Net unrealized appreciation (depreciation)	$(967,991)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017a, aggregated $— and $—, respectively.

aFor the period November 1, 2017 to December 31, 2017.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

8. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$411,504	Unrealized depreciation on OTC forward exchange contracts	$863,858

For the year ended December 31, 2017a, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$113,997	Forward exchange contracts	$(732,266)

For the year ended October 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign exchange contracts	$1,111,123	Foreign exchange contracts	$(575,695)

For the years ended December 31, 2017a and October 31, 2017, the average month end notional amount of forward exchange contracts was $53,257,356 and $61,614,162, respectively.

aFor the period November 1, 2017 to December 31, 2017.

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$411,504	$863,858

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

8. Other Derivative Information (continued)

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 40,219	$ —	$ —	$ —	$40,219
CITI	229,584	(229,584)	—	—	—
JPHQ	141,701	(141,701)	—	—	—
Total	$411,504	$(371,285)	$ —	$ —	$40,219

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero	)
Counterparty
BOFA	$ —	$ —	$ —	$ —	$ —
CITI	637,832	(229,584)	—	(280,000)	128,248
JPHQ	226,026	(141,701)	—	—	84,325
Total	$863,858	$(371,285)	$ —	$(280,000)	$212,573

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 29.

9. Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$1,174,311	$—	$1,174,311
Short Term Investments	22,228,484	21,391,914	—	43,620,398
Total Investments in Securities	$22,228,484	$22,566,225	$—	$44,794,709

Other Financial Instruments:
Forward Exchange Contracts	$—	$411,504	$—	$411,504

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$863,858	$—	$863,858

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency
BOFA	Bank of America Corp.	BRL	Brazilian Real
CITI	Citigroup Inc.	COP	Colombian Peso
JPHQ	JP Morgan Chase & Co.	EUR	Euro
		GHS	Ghanaian Cedi
		IDR	Indonesian Rupiah
		MXN	Mexican Peso
		THB	Thailand Baht

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FRANKLIN TEMPLETON GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Global Trust and Shareholders of Templeton Global Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Currency Fund (the “Fund”) as of December 31, 2017, the related statements of operations for the period November 1, 2017 through December 31, 2017 and year ended October 31, 2017, the statements of changes in net assets for the period November 1, 2017 through December 31, 2017 and for each of the two years in the period ended October 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the period November 1, 2017 through December 31, 2017 and year ended October 31, 2017, the changes in its net assets for the period November 1, 2017 through December 31, 2017 and for each of the two years in the period ended October 31, 2017, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Templeton Global Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Templeton Global Trust and to vote to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Templeton Global Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade and (ii) the proposal to approve the amended fundamental investment restriction regarding investments in commodities was approved by shareholders. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.      To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	3,652,667	145,949
Ann Torre Bates	3,646,200	152,415
Mary C. Choksi	3,646,606	152,009
Edith E. Holiday	3,646,606	152,009
Gregory E. Johnson	3,646,606	152,009
Rupert H. Johnson, Jr.	3,646,606	152,009
J. Michael Luttig	3,646,606	152,009
David W. Niemiec	3,646,606	152,009
Larry D. Thompson	3,652,667	145,949
Constantine D. Tseretopoulos	3,652,667	145,949
Robert E. Wade	3,646,503	152,112

Total Trust Shares Outstanding*: 6,151,300

Proposal 2.      To approve an amended fundamental investment restriction regarding investments in commodities:

Shares
For	2,561,321
Against	193,777
Abstain	233,487
Broker Non-Votes	810,031
Total Fund Shares Voted	3,798,615
Total Fund Shares Outstanding*	6,151,300

* As of the record date.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1993	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	40

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	139

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since 2016	139

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2007	139

The Southern Company (energy

company) (2014-present; previously

2010-2012), Graham Holdings

Company (education and media

organization) (2011-present) and

Cbeyond, Inc. (business

communications provider)

(2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 - present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	26	None

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	153	None
One Franklin Parkway
San Mateo, CA94403-1906
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	139	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906	– AML Compliance

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and Chief	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906	Executive Officer – Investment Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Compliance Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN TEMPLETON GLOBAL TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since August 2016. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since August 2016, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

36	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST

TEMPLETON GLOBAL CURRENCY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Templeton Global Currency Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	412 A 02/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $25,600 for the fiscal year ended December 31, 2017 and $42,814 for the fiscal year ended October 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2017 and $14,000 for the fiscal year ended October 31, 2017. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended December 31, 2017 and $14,000 for the fiscal year ended October 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date February 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financal Officer and Chief Accounting Officer
Date February 26, 2018